Vanguard Funds

Supplement to the Prospectus

At a special meeting held on November 15, 2017, shareholders of the Vanguard funds voted on several proposed changes to the funds. As a result, the following change is applicable to each Fund listed on the cover of the prospectus.

Prospectus Text Change

The following is added to (or, for certain Funds, replaces similar text within) the

Investment Advisor(s) section:

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

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Vanguard Marketing Corporation, Distributor.

PS MMS 112017